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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   -----------

         Date of Report (date of earliest event reported): August 28, 2007
                                                           ---------------


                                   AWARE, INC.
             (Exact name of registrant as specified in its charter)


        MASSACHUSETTS                000-21129                04-2911026
(State or other jurisdiction        (Commission             (IRS Employer
      of incorporation)              File Number)          Identification No.)


                    40 MIDDLESEX TURNPIKE, BEDFORD, MA, 01730
          (Address of principal executive offices, including zip code)


       Registrant's telephone number, including area code: (781) 276-4000



                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 8.01. OTHER EVENTS

On August 28, 2007, Aware, Inc. issued the press release, attached to this Form 8-K as Exhibit 99.1, announcing that its Board of Directors has approved a program authorizing the Company to purchase up to $5 million of its common stock.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

No financial statements are required to be filed as part of this Report. The following exhibits are filed as part of this report:

(d) EXHIBITS.

  NUMBER                 DESCRIPTION
   99.1                  Press release issued by Aware, Inc. on August 28, 2007



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                                    SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                                  AWARE, INC.


Dated: August 28, 2007                     By: /s/ Michael A. Tzannes
       ---------------                         ----------------------
                                                   Michael A. Tzannes
                                                   Chief Executive Officer





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                                  EXHIBIT INDEX


 Number       Description
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  99.1        Press release issued by Aware, Inc. on  August 28, 2007







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